UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       February 8, 2005
                                                ------------------------------

                        BOND SECURITIZATION, L.L.C.
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          (Exact name of registrant as specified in its charter)


        Delaware                    333-87146-03              36-4449120
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(State of other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)         Identification No.)


                     1 Bank One Plaza
                     Chicago, Illinois                           60670
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         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code         (312) 732-4000
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8    Other Events
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Item 8.01. Other Events.
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     On February 8, 2005, Bond Securitization, L.L.C. (the "Depositor")
entered into a Pooling and Servicing Agreement dated as of January 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer and U.S. Bank National Association, as trustee, providing for the issuance of the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2005-CB1. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.


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

Section 9  Financial Statements and Exhibits
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Item 9.01.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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      Not applicable.

(b) Pro forma financial information:
    --------------------------------

      Not applicable.

(c)  Exhibits:
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Exhibit No.   Description
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     4.1.     Pooling and Servicing Agreement, dated as of January 1, 2005.


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

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BOND SECURITIZATION, L.L.C.



                               By: /s/ Paul H. White
                                   ------------------------------------
                                   Name:  Paul H. White
                                   Title:   Vice President



Date:  February 18, 2005


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

                                 Exhibit Index
                                 -------------

Exhibit                                                        Page
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4.1.   Pooling and Servicing Agreement,
        dated as of January 1, 2005.                             6


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